Other Current Assets and Accrued Income	6 Months Ended
Jun. 30, 2024
Current prepayments and current accrued income including current contract assets [abstract]
Other Current Assets and Accrued Income
8.
OTHER CURRENT ASSETS AND ACCRUED INCOME

The table below shows the breakdown of other current assets by category:

in CHF thousands	June 30, 2024	December 31, 2023
Prepaid clinical and technical development expenses	559	6,748
Prepaid general and administrative expenses	3,806	1,412
VAT and other receivable	964	328
Total	5,329	8,488

The decrease in prepaid clinical and technical development expenses as of June 30, 2024 compared to prior year end was due to advancements of clinical trials in 2024 that commenced during the fourth quarter of 2023, which resulted in recording of expenses and lowering of prepaid balances. The increase in prepaid general and administrative expenses as of June 30, 2024 compared to prior year end is due to transaction costs capitalized as other current assets related to the ATM Offering Program and Loan Agreement, as well as public liability insurances prepaid balances.

The table below shows the movement of accrued income for the six months ended June 30, 2024 and 2023:

in CHF thousands	2024	2023
Balance as of January 1,	876	912
Accrued income recognized during the period	467	479
Foreign exchange revaluation	40	(95)
Balance as of June 30,	1,383	1,296

Accrued income is generated by incentives for research and development offered by the Icelandic government in the form of tax credits for innovation companies. The aid in Iceland is granted as a reimbursement of paid income tax or paid out in cash when the tax credit is higher than the calculated income tax. The tax credit is subject to companies having a research project approved as eligible for tax credit by the Icelandic Centre for Research (Rannís).